Subsequent events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 17 – Subsequent events

On January 6, 2015, the Company entered into a loan agreement with Bank of China, Lishui Branch to borrow RMB 13 million (equivalent of $2,117,700) for working capital needs. The one-year loan is due on January 5, 2016 with an annual interest rate of 7.28%. The Company pledged its factory buildings and land use rights as collateral for the loan.

On January 7, 2015, the Company repaid short-term bank loan of RMB 13 million (equivalent to $2,117,700) to Bank of China, Lishui Branch.

On January 8, 2015, the Company obtained RMB 14 million (equivalent of $2,280,600) bankers acceptance notes from Bank of China. The notes payable are due on July 7, 2015.

Initial Public Offering

On March 18, 2015, the SEC declared effective the Company’s registration statement on Form F-1 (“IPO Registration Statement”). Pursuant to this IPO Registration Statement, along with the accompanying prospectus, the Company registered an offering of 1,600,000 shares of common stock at a price of $4.00 per share.

On March 24, 2015, the Company closed its initial public offering of 1,600,000 shares of common stock at a price of $4.00 per share for gross proceeds of $6.4 million and net proceeds of approximately $5.1 million.

On April 13, 2015, the Company filed Form S-8 with SEC to register 1,200,000 shares under the Company’s 2015 Share Incentive Plan.